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                                                                    EXHIBIT 24.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements No. 33-67100, 33-76640, and 333-00886 on Form S-8.

                                    ARTHUR ANDERSEN LLP

                                    /s/  Arthur Andersen LLP

San Jose, California
September 24, 1996